Exhibit 99.1

RE/MAX HOLDINGS ANNOUNCES THE ACQUISITION OF

MORTGAGE PROCESSING STARTUP WEMLO

The move marks a bold investment in supporting Motto Mortgage franchises and creating opportunities within the mortgage broker channel

DENVER, September 1, 2020

RE/MAX Holdings, Inc. (NYSE:RMAX) – parent company of RE/MAX®, one of the world’s leading franchisors of real estate brokerage services, and Motto Mortgage®, the first national mortgage brokerage franchise brand in the U.S. – today announced the acquisition of wemloSM, an innovative fintech company that provides third-party mortgage loan processing services.

The 20-month-old, Florida-based startup is reshaping mortgage loan processing in the mortgage broker channel. Wemlo developed the first “Service Cloud” for mortgage brokers, combining third-party loan processing with an all-in-one digital platform. Its product offers the only enterprise-grade solution of its kind in the mortgage brokerage space.

“The acquisition of wemlo is an investment in our high-growth Motto Mortgage business, as it helps address one of the mortgage brokerage channel’s biggest pain points – ineffective mortgage loan processing,” said Adam Contos, CEO of RE/MAX Holdings. “This tuck-in acquisition also diversifies our revenue and growth opportunities, reinforcing our M&A strategy of adding innovative companies that deliver value and improve the customer experience.”

David Rogove, a wemlo co-founder, said the acquisition will help wemlo scale and grow its operations across the mortgage broker channel.

“Our platform is a streamlined solution that offers a better way to manage mortgage loan processing, and we’re excited that its impact will expand across the country,” Rogove said.

The product’s underlying technology makes it easy to use, added wemlo co-founder Steven Gelley.

“The platform has automated tasks and an intuitive framework, enabling loan processors of any experience level to manage the workflow and provide a high level of service to the loan originators they support,” Gelley said.

Ward Morrison, President of Motto Franchising, LLC, noted that by increasing the speed and efficiency of mortgage loan processing, the acquisition will elevate the customer experience for borrowers served by Motto Mortgage offices, which in turn can help Motto Mortgage franchises expand their business.

“Motto Franchising and wemlo are trailblazers that share a passion for the mortgage brokerage channel. Combining forces was an opportunity we didn’t want to miss,” Morrison said. “The acquisition will create more competitive advantages for Motto Mortgage franchises. Moreover, due to the demand for quality processing support in the mortgage broker channel, wemlo will keep serving its clients and continue to market its end-to-end solution throughout the mortgage brokerage industry.”

Gelley and Rogove will continue to lead the wemlo team, with operations staying based near Fort Lauderdale. They’ll work closely with the Motto Mortgage technology team in Denver to plan and execute integrations within the Motto Mortgage product ecosystem while also using their industry knowledge to advance the wemlo roadmap for independent mortgage brokerages.

The bottom line, Contos said, is that the almost four-year-old Motto Mortgage brand continues to evolve and make big moves.

“Ward and his team have done an outstanding job of turning the startup Motto Mortgage brand into a rising star in the space,” Contos said. “Adding the product line of this like-minded startup innovator adds firepower to the Motto Mortgage value proposition and unlocks tremendous overall growth potential for RE/MAX Holdings in the mortgage broker channel.”

# # #

About RE/MAX Holdings, Inc.

RE/MAX Holdings, Inc. (NYSE: RMAX) is one of the world’s leading franchisors in the real estate industry, franchising real estate brokerages globally under the RE/MAX® brand, and mortgage brokerages within the U.S. under the Motto® Mortgage brand. RE/MAX was founded in 1973 by David and Gail Liniger, with an innovative, entrepreneurial culture affording its agents and franchisees the flexibility to operate their businesses with great independence. Now with more than 130,000 agents across over 110 countries and territories, nobody in the world sells more real estate than RE/MAX, as measured by total residential transaction sides. Dedicated to innovation and change in the real estate industry, RE/MAX launched Motto Franchising, LLC, a ground-breaking mortgage brokerage franchisor, in 2016. Motto Mortgage has grown to over 125 offices across more than 30 states.

Forwarding-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements regarding technology initiatives of RE/MAX Holdings, the expected benefits of the acquisition of wemlo, and revenue and growth opportunities, including the growth potential of RE/MAX Holdings in the mortgage brokerage channel. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include the global COVID-19 pandemic, which poses significant and widespread risks to the Company’s business, including the Company’s agents, loan originators, franchisees and employees, as well as home buyers and sellers. The duration and magnitude of the impact from the COVID-19 pandemic depend on future developments that cannot be predicted at this time. The Company has already experienced significant disruption to its business as a result of the COVID-19 pandemic and such disruptions may continue. Notwithstanding any mitigation actions the Company has initiated and expects to continue as the crisis is ongoing, sustained material revenue declines relating to this crisis could impact the Company’s financial condition, results of operations, stock price and ability to access the capital markets. Other important risks and uncertainties include, without limitation, (1) changes in the real estate market or interest rates and availability of financing, (2) changes in business and economic activity in general, (3) the Company’s ability to attract and retain quality franchisees, (4) the Company’s franchisees’ ability to recruit and retain real estate agents and mortgage loan originators, (5) changes in laws and regulations, (6) the Company’s ability to enhance, market, and protect the RE/MAX and Motto Mortgage brands, (7) the Company’s ability to implement its technology initiatives, and (8) fluctuations in foreign currency exchange rates, and those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remax.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

Investor Contact:	Media Contact:
Andy Schulz	Emily Gibson
(303) 796-3287	(303) 796-3918
aschulz@remax.com	emily.gibson@mottomortgage.com